Exhibit 10.39

                                     FORM OF
                           LOAN AND SECURITY AGREEMENT

        This Loan and Security Agreement (the "AGREEMENT") dated as of __________ , 1998 is by and between Apollo International of Delaware, Inc., a Delaware corporation, (the "BORROWER") and _______________________ __________________________________ (the "LENDER").

                                   RECITALS:

        WHEREAS, Lender has agreed to loan the Company the sum of ______________________ Dollars $______________) (the "Loan") in exchange for a secured convertible promissory note (the "Note") in accordance with the terms and conditions of this Agreement; and

        WHEREAS, Borrower anticipates borrowing an aggregate of One Million Dollars ($1,000,000) (which amount includes this Loan) from certain individuals and/or entities, in addition to and including Lender (together with Lender, the "Participating Lenders").

        NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements hereinafter set forth, the parties hereto do covenant and agree as follows:

        1. EVIDENCE OF LOAN INDEBTEDNESS AND REPAYMENT. The Loan shall be evidenced by a secured convertible promissory note substantially in the form of EXHIBIT A attached hereto (the "Note"), executed by Borrower in favor of Lender. The Loan shall be in the original principal amount indicated in the Note, shall be payable in accordance with the terms of the Note, and shall be prepayable at any time without penalty or premium. The Note shall bear interest from the date thereof to maturity on the unpaid principal balance thereon at the rate specified therein.

        2. SECURITY.

           (a) As collateral security for the full and timely payment of the principal and interest on the Note (the "Indebtedness"), Borrower hereby grants to Lender a security interest in Borrower's accounts and inventory, as such terms are defined in Article 9 of Florida's Uniform Commercial Code (the "Uniform Commercial Code"), together with all proceeds thereof (the "Collateral").

           (b) IT IS HEREBY UNDERSTOOD AND AGREED BY LENDER that Borrower will be granting a security interest in the Collateral to all Participating Lenders and in respect thereof Borrower shall execute and deliver, or have executed and delivered, in favor of the Participating Lenders as secured parties, a UCC-1 Financing Statement pursuant to the Uniform Commercial Code, in substantially the form attached hereto as EXHIBIT B, covering the Collateral. Borrower, at its sole cost and expense, shall cause the Financing Statement to be filed with the Florida Secretary of State.

        3. USE OF PROCEEDS. The Borrower agrees that the proceeds of the borrowing hereunder shall be used only for working capital in the operation of Borrower's business and none of the proceeds shall be used to reduce Borrower's debt obligations or deferred salaries, if any.

        4. CLOSING DATE. The closing ("Closing") with respect to the Loan shall be facilitated by facsimile transmission and/or overnight courier of the documents to be delivered pursuant to this Agreement and the wiring of the Loan proceeds to the Borrower in accordance with the wiring instructions attached hereto as EXHIBIT C, on January 14, 1998, or such later date as Borrower and Lender shall agree ("Closing Date").


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        5. CONVERSION PRIVILEGE. During the period beginning on the date that is ninety days (90) days from the date of the Note and ending on the earlier of the
(i) date the Note is repaid in full and (ii) the Maturity Date (as defined in the Note), the Note shall be convertible at the option of Lender, into that number of authorized but not yet issued, fully paid and non-assessable shares of common stock of Borrower, par value $.01 per share (the "Common Stock") obtained by dividing (x) the then remaining unpaid principal balance of the Note plus any accrued and unpaid interest on the date the Notice of Conversion (as defined in the Note) is given, by (y) the Conversion Price. The Conversion Price shall be $3.25 per share of Common Stock.

        6. REGISTRATION RIGHTS AGREEMENT. The Company shall provide Lender with certain registration rights pertaining to the shares issuable or issued upon conversion of the Note (the "Conversion Shares") pursuant to a registration rights agreement to be entered into between the Company and Lender (the "Registration Rights Agreement").

        7. REPRESENTATION AND WARRANTIES OF COMPANY. Borrower represents and warrants to Lender as follows:

           (a) The execution, delivery and performance of this Agreement by Borrower or the execution, delivery and performance of any documents, contemplated herein or in the Note and other documents executed contemporaneously herewith, shall not constitute a default under any written or oral agreement to which Borrower is a party, nor the order of any court or any governmental or quasi-governmental body or agency.

           (b) This Agreement, the Note, and any other documents or agreements and actions contemplated herein have been authorized by the Borrower's Board of Directors.

           (c) The Participating Lender's security interest in the Collateral will constitute a first priority lien upon and security interest in such Collateral, and, except for liens arising by operation of law, no other person or entity has any right, title, interest, security interest, claim or lien with respect thereto.

         8. DEFAULT AND REMEDIES.

           (a) The occurrence and continuation of any of the following shall constitute an Event of Default hereunder: (i) the failure of Borrower to make payment pursuant to the Note, and such failure is not cured within ten (10) days of the required due date; (ii) the institution by Borrower (whether by petition, application, answer, consent or otherwise), of any bankruptcy, insolvency, reorganization, readjustment of debt, arrangement, dissolution, liquidation or similar proceeding, or the institution of any such proceedings (by petition, application or otherwise) against Borrower which shall have remained undismissed for a period of ninety (90) days; (iii) the adjudication of Borrower as a bankrupt or insolvent, or an assignment by Borrower for the benefit of creditors; or (iv) a material breach of this Agreement by Borrower.

           (a) Upon the occurrence of any Event of Default, at the option of the Lender, the entire outstanding balance of principal and accrued and unpaid interest on the Note then owing by the Borrower to the Lender shall forthwith become due and payable on demand of the Lender without notice of default, presentment, demand for payment, and protest, all of which are hereby expressly waived by Borrower. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the Indebtedness evidenced by the Note:

               (i) Lender shall be immediately entitled to exercise any and all rights and remedies possessed by Lender pursuant to the terms of this Agreement and the Note;

               (ii) Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code; and

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               (iii) Lender shall have any and all other rights and remedies that Lender may now or hereafter possess at law, in equity, or by statute.

        9. REPRESENTATIONS AND WARRANTIES OF LENDER. Lender represents and warrants that:

           (a) Lender shall hold the Note and any and all shares of Common Stock issued upon conversion of the principal and interest of the Note (the "Conversion Shares") for Lender's own account for investment only and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "Securities Act").

           (b) Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, a copy of which definition is attached here to as Exhibit C.

           (c) Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Note and the Company's Common Stock which have been requested by the Lender or its advisors. Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Lender believes to be satisfactory answers to any such inquiries.

           (d) Lender understands that (i) except as provided in the Registration Rights Agreement, the Conversion Shares have not been and are not being registered under the Securities Act or any applicable state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Lender shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company to the effect that the Conversion Shares sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of such Conversion Shares made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule or in compliance with some other exemption under the Securities Act or the rules and regulations thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Conversion Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to Registration Rights Agreement).

        10. SEVERABILITY PROVISION. If any provisions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

        11. NOTICE. Every provision for notice, demand or request required in this Agreement or by applicable law shall be deemed fulfilled by written notice, demand or request, mailed or personally served on the party entitled thereto or on its successors or assigns. If mailed, such notice, demand or request shall be made by certified or registered mail, and deposited in any post office station or letter-box, enclosed in a postage paid envelope addressed to such party at its address set forth below, or such other address as either party hereto shall direct by like written notice and shall be deemed to have been made on the fourth (4th) day following posting as aforesaid and, if personally. served, notice shall be given on the date notice is served. For the purposes herein, notices shall be sent to Borrower and Lender as follows:

               Borrower:       Apollo International of Delaware, Inc.
                               6542 N. U.S. Highway 41, Suite 215
                               Apollo Beach, Florida  33572
                               Attention: David W. Clarke, President

               With a copy to: Greenberg Traurig
                               111 N. Orange Avenue, 20th Floor
                               Orlando, Florida 32801
                               Attention: Sandra C. Gordon, Esq.

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               Lender:         To the address set forth under Lender's signature
                               to this Agreement.

           12. INTERPRETATION; CONSTRUCTION. This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida without regard to any conflicts of laws.

           13. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Further, facsimile signatures hereon shall have the same legal force and effect as original signatures.

           14. ATTORNEYS' FEES. The parties hereto agree that, in the event of any legal action in connection with this Agreement, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorneys' fees and costs incurred in connection with the enforcement of the provisions of this Agreement.

           15. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties concerning the subject matter hereof.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                    BORROWER:

                                    APOLLO INTERNATIONAL OF DELAWARE, INC.

                                    By:_____________________________________

                                       Print Name:__________________________
                                    Its: ___________________________________\

                                    LENDER:

                                    ________________________________________
                                    (Signature)

                                    ________________________________________
                                    (Print Name)

                                    ________________________________________
                                    (Print Title)*

                                    ________________________________________
                                    (Print Name of Company)*

                                    ________________________________________


                                    ________________________________________
                                    (Print Address)